UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2019

TRIPADVISOR, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-35362	80-0743202
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 1st Avenue Needham, MA 02494
(Address of Principal Executive Offices) (Zip Code)

(781) 800-5000

Registrant’s Telephone Number, Including Area Code

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	TRIP	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On November 6, 2019, TripAdvisor, Inc. (“TripAdvisor”) entered into a Governance Agreement (the “Governance Agreement”) by and between TripAdvisor and Trip.com Group Limited, formerly known as Ctrip.com International, Ltd. (“Trip.com Group”).  Pursuant to the Governance Agreement, Trip.com Group will have a nomination right for one TripAdvisor board seat commencing upon approval of the transaction by The Committee on Foreign Investment in the United States (“CFIUS”). To maintain the board nomination right, Trip.com Group must acquire an equity stake in TripAdvisor in an amount representing approximately 5% of TripAdvisor’s issued and outstanding shares of common stock, which shares are expected to be acquired by Trip.com Group in open market transactions by the first anniversary of the CFIUS approval of the arrangement.  The Governance Agreement provides customary representations and covenants for a transaction of this nature. Trip.com Group will also be subject to certain transfer and standstill restrictions.

The above description of the Governance Agreement is not complete and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.02.	Results of Operations and Financial Condition.

On November 6, 2019, TripAdvisor, Inc. issued a press release announcing its preliminary financial results for the three and nine months ended September 30, 2019.  TripAdvisor, Inc. also posted prepared remarks from Stephen Kaufer, President and Chief Executive Officer, and Ernst Teunissen, Chief Financial Officer, on the “Investor Relations” section of its website at http://ir.tripadvisor.com/events-and-presentations.  The full text of this press release and the prepared remarks are furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K.

Item 7.01.	Regulation FD Disclosure

On November 6, 2019, TripAdvisor issued a press release announcing its strategic partnership with Trip.com Group.  The partnership consists of a joint venture under the TripAdvisor China brand, global content agreements providing for the distribution of TripAdvisor content on the Trip.com Group brands, and a governance arrangement pursuant to which Trip.com Group will have a nomination right for one TripAdvisor board seat commencing upon CFIUS approval.  The full text of this press release is furnished as Exhibit 99.3 to this Current Report on Form 8-K.

Pursuant to General Instruction B.2. to Form 8-K, the information set forth in Items 2.02 and 7.01 and Exhibits 99.1, 99.2, and 99.3 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall they be incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
10.1	Governance Agreement, dated as of November 6, 2019, by and between TripAdvisor, Inc. and Trip.com Group Limited.
99.1	Press Release of TripAdvisor, Inc. dated November 6, 2019 regarding earnings release.
99.2	Prepared remarks by TripAdvisor, Inc.’s management dated November 6, 2019.
99.3	Press Release of TripAdvisor, Inc. dated November 6, 2019 regarding strategic partnership.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRIPADVISOR, INC.

Date: November 6, 2019	By:	/S/ ERNST TEUNISSEN
Ernst Teunissen
Chief Financial Officer

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